Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,573,005.30
Previously Paid Amount	0.00
Total Fee Amount	4,068.33
Total Offset Amount	0.00
Net Fee	$ 4,068.33